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                                                                    Exhibit 10.3

                                 AMENDMENT NO. 8

                          dated as of November 1, 2003

                                      among

                     AMERICREDIT MTN RECEIVABLES TRUST III,
                                   as Debtor,

                      AMERICREDIT FINANCIAL SERVICES, INC.,
                          Individually and as Servicer,

                           MBIA INSURANCE CORPORATION,
                                 as Note Insurer

                                       and

                         MERIDIAN FUNDING COMPANY, LLC,
                                  as Purchaser

                                       to

                               SECURITY AGREEMENT

                          dated as of February 25, 2002

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          AMENDMENT NO. 8, dated as of November 1, 2003 (the "Amendment"), among
AMERICREDIT MTN RECEIVABLES TRUST III (the "Debtor"), AMERICREDIT FINANCIAL SERVICES, INC., individually and in its capacity as Servicer ("AFS"), MBIA INSURANCE CORPORATION, as Note Insurer ("MBIA"), and MERIDIAN FUNDING COMPANY, LLC, as Purchaser ("Meridian"), to the Security Agreement dated as of February 25, 2002 (the "Security Agreement"), among the Debtor, AFS, AmeriCredit MTN
Corp. III and JPMorgan Chase Bank, as Collateral Agent and as Securities Intermediary.

          WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AFS, MBIA and Meridian (the "Parties") upon the terms and conditions specified therein;

          WHEREAS, the Security Agreement has previously been amended by Amendment No. 1, dated as of December 1, 2002; Amendment No. 2, dated as of February 1, 2003; Amendment No. 3, dated as of February 28, 2003; Amendment No. 4, dated as of April 1, 2003; Amendment No. 5, dated as of June 20, 2003; Amendment No. 6, dated as of August 18, 2003; and Amendment No. 7, dated as of August 1, 2003;

          WHEREAS, the Parties wish to amend the Security Agreement.

          NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

     Section 1. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Security Agreement.

     Section 2. Amendments to Section 1.1 (Certain Defined Terms).

          (a) The definition of "Defaulted Receivable" is deleted in its entirety and is replaced with the following:

               "Defaulted Receivable" means a Receivable with respect to which
          (i) all or any portion in excess of 10% of a Scheduled Payment is more than ninety (90) days past due, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired), or (iii) such Receivable is in default and the Servicer has charged-off such Receivable in accordance with the Credit and Collection Policy or otherwise has determined in good faith that payments thereunder are not likely to be resumed.

          (b) The definition of "Delinquent Receivable" is deleted in its entirety and is replaced with the following:

               "Delinquent Receivable" means a Receivable with respect to which 10% or more of a Scheduled Payment is more than sixty (60) days past due (excluding (i) Receivables with respect to which the Servicer has repossessed the related Financed Vehicle and (ii) Receivables which have become Liquidated Receivables).

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          (c) The definition of "Initial Reserve Percentage" is amended by deleting clause (iv) in its entirety and replacing it with the following:

               (iv) 9%, if the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 8.00% but less than 8.50%.

               (v) 10%, if the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 8.50%.

          (d) The definition of "Revolving Period Reserve Percentage" is amended by deleting clause (iv) in its entirety and replacing it with the following:

               (iv) 11%, if either

                    (a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is less than 232.00; or

                    (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 8.00% but less than 8.50%.

               (v) 12%, if the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 8.50%.

          (e) The following definition of "Commission" is inserted in appropriate alphabetical order:

               "Commission" means the United States Securities and Exchange Commission.

     Section 3. Amendment to Section 5.4 (Affirmative Covenants of the Servicer). The following clause (j) is added immediately following clause (i) of
Section 5.4:

          (j) (i) No later than December 15, 2003, (ii) between March 1 and March 30 of each calendar year, beginning in calendar year 2004, and (iii) between September 1 and September 30 of each calendar year, beginning in calendar year 2004, the Servicer shall provide the Note Insurer with (A) a written confirmation from S&P that the rating on the Note issued by the Debtor, without regard to the Note Policy, is at least "BBB" as of the date of such confirmation and (B) a written confirmation from Moody's that the rating on the Note issued by the Debtor, without regard to the Note Policy, is at least "Baa2" as of the date of such confirmation; provided, that if either or both of S&P and Moody's is unable to confirm its aforementioned "BBB" or "Baa2" rating, respectively, during the related time period, then the Servicer shall have the right to provide additional credit enhancement to cause either or both of S&P and Moody's, as necessary, to provide the related confirmation and the Servicer shall be deemed not to have breached this covenant if it has provided the Note Insurer with the related

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     confirmation by (i) December 30, 2003, (ii) the related April 15 or (iii)
     the related October 15, as appropriate.

     Section 4. Amendments to Section 6.1 (Termination and Amortization Events).

          (a) Clause (p) of Section 6.1 is deleted in its entirety and is replaced with the following:

          (p) the Portfolio Net Loss Ratio for any Determination Date shall exceed (i) 9.00% or (ii) if the credit enhancement associated with any public asset-backed securitization sponsored by AmeriCredit that closes on or after November 1, 2003 decreases to an amount below 18%, 8.50%; or

          (b) Clause (x) of Section 6.1 is deleted in its entirety and replaced with the following:

          (x) (I) the Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $1,700,000,000 and (b) 75% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since June 30, 2003, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Commission less (c) the amount of any stock repurchase; (II) the Tangible Net Worth of AmeriCredit Corp. shall be less than the sum of (a) $1,600,000,000 and (b) 75% of the cumulative positive net income (without deduction for negative net income) of AmeriCredit Corp. for each fiscal quarter having been completed since June 30, 2003, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by AmeriCredit Corp. with the Commission; or (III) upon the completion of any stock repurchase by AmeriCredit Corp., AmeriCredit Corp. shall fail to maintain corporate cash deposits of less than $200,000,000; or

          (c) Clause (mm) of Section 6.1 is deleted in its entirety and replaced with the following:

          (mm) the GAAP Portfolio Net Loss Ratio for any Determination Date shall exceed (i) 9.00% or (ii) if the credit enhancement associated with any public asset-backed securitization sponsored by AmeriCredit that closes on or after November 1, 2003 decreases to an amount below 18%, 8.50%; or

     Section 5. Separate Counterparts. This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

     Section 7. Binding Effect; Ratification of Security Agreement.

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          (a) This Amendment shall become effective as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

          (b) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Security Agreement and (ii) each reference in any Transaction Document (as defined in the Insurance Agreement) to the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

          (c) Except as expressly amended hereby, all provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

                             AMERICREDIT MTN RECEIVABLES TRUST III

                             By: DEUTSCHE BANK TRUST COMPANY
                                 DELAWARE, not in its individual capacity but
                                 solely as Owner Trustee on behalf of the Issuer


                             By:
                                 -------------------------------------
                                 Name:
                                 Title:


                             AMERICREDIT FINANCIAL SERVICES, INC.,
                                Individually and as Servicer,


                             By:
                                 -------------------------------------
                                 Name:
                                 Title:


                             MBIA INSURANCE CORPORATION,
                                as Note Insurer,


                             By
                                --------------------------------------
                                Name:
                                Title:


                             MERIDIAN FUNDING COMPANY, LLC,
                                as Purchaser


                             By
                                --------------------------------------
                                Name:
                                Title: